                                                                      Exhibit 24

                                POWER OF ATTORNEY

         Each of the undersigned directors and officers of Oak Hill Financial, Inc. (the "Corporation") whose signature appears below hereby appoints John D. Kidd or H. Grant Stephenson, or either of them, as his attorney-in-fact to sign, in his name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation's Annual Report on Form 10-KSB (the "Annual Report") for the fiscal year ended December 31, 1997, and likewise to sign and file any amendments, including post-effective amendments, to the Annual Report, hereby granting unto such attorneys and each of them full power and authority to do and perform in the name and on behalf off the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of March 19, 1998.

                SIGNATURE                                                      TITLE

            /s/ JOHN D. KIDD                                        President, Chief Executive Officer, Director
          ------------------------------                            (Principal Executive Officer)
                John D. Kidd

            /s/ EVAN E. DAVIS
          ------------------------------
                Evan E. Davis                                       Chairman of the Board

            /s/ RICHARD P. LEGRAND
          ------------------------------
                  Richard P. LeGrand                                Executive Vice President and Director

            /s/ H. TIM BICHSEL                                      Secretary and Treasurer
          ------------------------------                            (Principal Accounting Officer)
                 H. Tim Bichsel

            /s/ BARRY M. DORSEY
          ------------------------------
                Barry M. Dorsey                                     Director

            /s/ RICK A. MCNELLY
          ------------------------------
                Rick A. McNelly                                     Director

            /s/ DONALD R. SEIGNEUR
          ------------------------------
                Donald R. Seigneur                                  Director

            /s/ H. GRANT STEPHENSON
          ------------------------------
                H. Grant Stephenson                                 Director

            /s/ C. CLAYTON JOHNSON
          ------------------------------
                C. Clayton Johnson                                  Director

            /s/ D. BRUCE KNOX
          ------------------------------
                D. Bruce Knox                                       Director
